TRAVELERS VINTAGE 3 ANNUITY
                                                SUPPLEMENT DATED MAY 23, 2002 TO
                                                    PROSPECTUS DATED MAY 1, 2002



The following modifies the information contained in your Vintage 3 contract prospectus. Please retain this supplement and keep it with the contract prospectus for future reference.

The Variable Funding Options Section is revised as follows:

                                                                                         INVESTMENT
              FUNDING OPTION                     INVESTMENT OBJECTIVE                 ADVISER/SUBADVISER
              --------------                     --------------------                 ------------------
        THE TRAVELERS SERIES TRUST
          Equity Income Portfolio      Seeks reasonable income by investing at     TAMIC
                                       least 80% in equity securities.  The fund   Subadviser:  Fidelity
                                       normally invests primarily in income        Management & Research
                                       producing equity securities.  The balance   Co ("FMR")
                                       may be invested in all types of domestic
                                       and foreign securities, including bonds.
                                       The Subadviser also considers the
                                       potential for capital appreciation.

The Payment of Proceeds Section for Qualified Contracts is revised as follows:


              BEFORE THE                                                                        MANDATORY
            MATURITY DATE,            THE COMPANY WILL                                           PAYOUT
           UPON THE DEATH OF        PAY THE PROCEEDS TO:                 UNLESS...            RULES APPLY*
           -----------------        -------------------                  ---------            ------------

        Owner/Annuitant          The beneficiary(ies) or,    Unless the beneficiary elects    Yes
                                 if none, to the contract    to continue the contract
                                 owner's estate.             rather than receive the
                                                             distribution.

The Distribution of Variable Annuity Contracts section is revised as follows:
The second paragraph of this section is deleted and replaced with the following:

        Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

The Legal Proceedings and Opinions Section is deleted and replaced with the following:

        Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

        There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

L-12969                                                                May, 2002